UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 6, 2026, MGP Ingredients, Inc. (the “Company”) entered into an Amendment No. 2 to Amended and Restated Credit Agreement (“Amendment No. 2”) with Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), the other loan parties party thereto, and the lenders party thereto. Amendment No. 2 amended the Amended and Restated Credit Agreement, dated February 14, 2020 among the Company, as borrower, Wells Fargo Bank, National Association, as Administrative Agent, swingline lender and issuing lender, and the other lenders and parties thereto (as amended, including by Amendment No. 2, the “A&R Credit Agreement”).

Pursuant to Amendment No. 2, the definition of Consolidated EBITDA was modified to permit the Company to add back, for any period on or prior to December 31, 2027, aggregate losses up to $20,000,000 related to accounts receivable from specific customers, subject to disclosure of such customers in writing to the Administrative Agent. In the event any receivables added back pursuant to this provision are recovered, such receivables must then be deducted from Consolidated EBITDA. As a result of Amendment No. 2, such uncollected receivables will not negatively impact the calculation of the financial covenants which the Company must comply with under the A&R Credit Agreement, including (i) a consolidated fixed charge coverage ratio covenant of not less than 1.25 to 1.00 and (ii) a consolidated net leverage ratio covenant of no greater than 4.00 to 1.00, as may be increased to 4.50 to 1.00 in any fiscal quarter in which a permitted acquisition is consummated and for the three consecutive fiscal quarters thereafter (such increase, an “Elevated Ratio Period”). The Company has exercised its option for an Elevated Ratio Period, commencing with the fiscal quarter ended June 30, 2026 and for the three fiscal quarters thereafter, in connection with the earnout obligations for the acquisition of Penelope Bourbon LLC.

In connection with Amendment No. 2, the Company entered into an Eighth Amendment to Note Purchase and Private Shelf Agreement (the “Eighth Amendment,” and together with Amendment No. 2, the “Amendments”), dated August 6, 2026, among the Company, PGIM, Inc., and certain of its affiliates as noteholders. The Eighth Amendment amended the Note Purchase and Private Shelf Agreement, dated August 23, 2017 among the Company, as issuer, PGIM, Inc. and certain of its affiliates as noteholders. The Eighth Amendment incorporated conforming changes to the definition of Consolidated EBITDA in Amendment No. 2 for the purposes described above.

The Company undertook the Amendments described above as precautionary measures. The Company continues to believe that the third fiscal quarter of 2026 will represent its peak leverage, after which it expects leverage to decline. The Amendments were supported by the full participation of the banking group.

Forward-Looking Statements

The foregoing descriptions of Amendment No. 2 and the Eighth Amendment do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 2 and the Eighth Amendment, which are filed as Exhibit 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements about the Company’s expected leverage levels, anticipated timing of peak leverage, the collectability of certain receivables, and the expected impact of the amendments to the Company’s credit facilities that are identified by the words “believe” and “expect.” These forward-looking statements reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, and Company financial results and financial condition and are not guarantees of future performance. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Factors that could cause actual results to differ materially from our expectations include without limitation, the Company’s inability to collect receivables; an inability to achieve expected improvements in the Company’s leverage position; unanticipated costs or events arising from or in connection with the Amendments; changes in the Company’s relationships with its lenders or the terms of its credit facilities; and general economic, market, or business conditions that may affect the Company’s liquidity, financial condition, or ability to service its indebtedness.

For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC, as well as the Company’s other SEC filings. The Company undertakes no obligation to update any forward-looking statements made in this Current Report to reflect future events or developments, except as required by law.

Because it is not possible to predict or identify all such factors, this list cannot be considered a complete set of all potential risks or uncertainties.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Amendment No. 2 to Amended and Restated Credit Agreement, dated August 6, 2026, among MGP Ingredients, Inc., Wells Fargo Bank, National Association, as Administrative Agent, the other loan parties party thereto and the lenders party thereto.

10.2	Eighth Amendment to Note Purchase and Private Shelf Agreement, dated August 6, 2026, among MGP Ingredients, Inc., PGIM, Inc. and certain noteholders affiliated with PGIM, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: August 7, 2026	By:	/s/ Brandon M. Gall
Brandon M. Gall, Chief Financial Officer